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                                                                     Exhibit 24


                                    POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints CHARLES A. NICKOLOFF and JOY A. SOLOMON as his true and lawful attorney-in-fact and agent, each acting alone, with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 for IVI Publishing, Inc. and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the Form 10-K, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue thereof.



/s/ Joy A. Solomon                                       2/19/97
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Joy A. Solomon                                        Date Signed


/s/ Alan D. Frazier                                      3/12/97
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Alan D. Frazier                                       Date Signed

/s/ Ronald E. Eibensteiner                               3/7/97
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Ronald E. Eibensteiner                                Date Signed

/s/ Timothy I. Maudlin                                  3/11/97
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Timothy I. Maudlin                                    Date Signed

/s/ Charles A. Nickoloff                                2/19/97
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Charles A. Nickoloff                                  Date Signed

/s/ Nicholas C. Bluhm                                   3/13/97
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Nicholas C. Bluhm                                     Date Signed